                                    FORM T-1
                 ==============================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                 New York                                 13-5160382
          (State of incorporation                      (I.R.S. employer
          if not a national bank)                     identification no.)

      One Wall Street, New York, N.Y.                        10286
 (Address of principal executive offices)                 (Zip Code)
                               ------------------
                          Compass Minerals Group, Inc.
            (Exact name of each obligor as specified in its charter)

            Delaware                                      48-1135403
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                               ------------------
                               Carey Salt Company
            (Exact name of each obligor as specified in its charter)

             Delaware                                     13-3563048
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                               ------------------
                      Great Salt Lakes Minerals Corporation
            (Exact name of each obligor as specified in its charter)

             Delaware                                     87-0274174
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                               ------------------
                           North American Salt Company
            (Exact name of each obligor as specified in its charter)

             Delaware                                     48-1047632
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                               ------------------
                                   Namsco Inc.
            (Exact name of each obligor as specified in its charter)

             Delaware                                     48-1065647
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                               ------------------
                                 GSL Corporation
            (Exact name of each obligor as specified in its charter)

             Delaware                                      48-1106349
 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

      8300 College Boulevard                                  66210
       Overland Park, Kansas                               (Zip Code)
          (913) 344-9300
     (Address and telephone number of obligor's principal executive offices)
                               ------------------
                     10% Senior Subordinated Notes due 2011
                       (Title of the indenture securities)
                  ============================================

1.       General information. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                         Address
--------------------------------------------------------------------------------

         Superintendent of Banks of the                2 Rector Street,
         State of New York                             New York, N.Y. 10006, and
                                                       Albany, N.Y. 12203

         Federal Reserve Bank of New York              33 Liberty Plaza,
                                                       New York, N.Y.  10045

         Federal Deposit Insurance Corporation         Washington, D.C. 20429

         New York Clearing House Association           New York, New York 10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 23rd day of January, 2002.

                                          THE BANK OF NEW YORK



                                          By:      /s/ Cynthia Chaney
                                                   --------------------------
                                                   Cynthia Chaney
                                                   Authorized Signer
                                                   Attorney-in-Fact

                                                                       EXHIBIT 7
--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                              Dollar Amounts
ASSETS                                         In Thousands
Cash and balances due from depository
    institutions:
    Noninterest-bearing balances and
        currency and coin ....................  $3,238,092
    Interest-bearing balances ................   5,255,952
Securities:
    Held-to-maturity securities ..............     127,193
    Available-for-sale securities ............  12,143,488
Federal funds sold and Securities
    purchased under agreements to resell .....     281,677
Loans and lease financing receivables:
    Loans and leases held for
        sale .................................         786
    Loans and leases, net of unearned
        income ...............................  46,206,726
    LESS: Allowance for loan and
        lease losses .........................     607,115
    Loans and leases, net of unearned
        income and allowance .................  45,599,611
Trading Assets ...............................   9,074,924
Premises and fixed assets (including
    capitalized leases) ......................     783,165
Other real estate owned ......................         935
Investments in unconsolidated
    subsidiaries and associated companies ....     200,944
Customers' liability to this bank on
    acceptances outstanding ..................     311,521
Intangible assets
    Goodwill .................................   1,546,125
    Other intangible assets ..................       8,497
Other assets .................................   8,761,129
                                              ------------

Total assets ................................. $87,334,039
                                                ==========

LIABILITIES
Deposits:

    In domestic offices ...................... $28,254,986
    Noninterest-bearing ......................  10,843,829

    Interest-bearing .........................  17,411,157
    In foreign offices, Edge and Agreement
        subsidiaries, and IBFs ...............  31,999,406
    Noninterest-bearing ......................   1,006,193
    Interest-bearing .........................  30,993,213
Federal funds purchased and securities
    sold under agreements to repurchase ......   6,004,678
Trading liabilities ..........................   2,286,940
Other borrowed money:
    (includes mortgage indebtedness and
    obligations under capitalized leases) ....   1,845,865
Bank's liability on acceptances executed
    and outstanding ..........................     440,362
Subordinated notes and debentures ............   2,196,000
Other liabilities ............................   7,607,267
                                              ------------
Total liabilities ............................ $80,635,504
                                                ==========

EQUITY CAPITAL
Common stock .................................   1,135,284
Surplus ......................................   1,050,729
Retained earnings ............................   4,436,230
Accumulated other comprehensive income .......      76,292
Other equity capital components ..............           0
----------------------------------------------------------
Total equity capital .........................   6,698,535
                                              ------------
Total liabilities and equity capital ......... $87,334,039
                                                ==========



         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi       |
Gerald L. Hassell     |       Directors
Alan R. Griffith      |